UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 12, 2008

eTELCHARGE.COM
(Exact name of registrant as specified in its charter)

NEVADA	000-304799	75-2847699
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1636 N. HAMPTON, SUITE 270, DESOTO, TEXAS 75115
 (Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code 972-298-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) and (b) Changes in Independent Registered Public Accounting Firm

On April 12, 2008 the Board of Directors of Etelcharge.com (the “Company”) approved the engagement of Whitley Penn LLP (WP) as the Company’s independent registered public accounting firm for the year ending December 31, 2008.  WP has informed the Company that it completed its client acceptance process on April 15, 2008.

During the years ended December 31, 2007 and December 31, 2006 and through April 15, 2008, neither the Company nor anyone on its behalf has consulted with WP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that WP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In addition, on April 12, 2008 the Board of Directors dismissed Malone & Bailey PC (M&B) as the Company’s independent registered public accounting firm effective immediately.

The reports of M&B on the Company’s financial statements for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports include an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the years ended December 31, 2007 and December 31, 2006 and the subsequent period through April 12, 2008, there were no disagreements (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with M&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&B , would have caused M&B to make reference to the subject matter of the disagreements in its reports on the financial statements for such years.

The Company has provided M&B with a copy of the above disclosures, and has requested that M&B furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above.  A copy of M&B’s letter dated April 29, 2008 is attached as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
16.1 Letter from Malone & Bailey PC to the Securities and Exchange Commission dated April 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Etelcharge.com
(Registrant)

Date: April 29, 2008
/s/ Robyn Gatch-Priest
By: Robyn Gatch-Priest
Title: Senior Vice President – Finance & Chief Financial Officer